                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 24, 1998 (except for Note 14, as to which the date is June 5, 1998), in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of MIPS Technologies, Inc. for the registration of 6,325,000 shares of its common stock.

                                                     /s/ ERNST & YOUNG LLP

San Jose, California

June 8, 1998